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                                                                    EXHIBIT 10.1

                                 UNITRIN, INC.

                            1990 STOCK OPTION PLAN

                            AS AMENDED AND RESTATED

                                  May 5, 1999

1.   Purpose.
     -------

     The purpose of this 1990 Stock Option Plan (the "Plan") of Unitrin, Inc., a Delaware corporation (the "Company"), is to secure for the Company and its shareholders the benefits arising from stock ownership by selected executive and other key employees of the Company or its subsidiaries and such other persons (other than Directors who are not employees of the Company) as the Stock Option Committee, may from time to time determine. The Plan will provide a means whereby (i) such employees may purchase shares of the Common Stock of the Company pursuant to options which will qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) such employees or other persons (other than Directors who are not employees of the Company), may purchase shares of Common Stock of the Company pursuant to "non-incentive" or "non-qualified" stock options and (iii) any of such persons may receive shares of the Common Stock of the Company, or cash in lieu thereof, pursuant to stock appreciation rights granted in tandem with such options.

2.   Administration.
     --------------

     The Plan shall be administered by a Stock Option Committee (the "Committee") appointed by the Board of Directors of the Company consisting of two or more directors of the Company, all of whom shall be "disinterested persons" (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended), to whom administration of the Plan has been duly delegated. No member of the Committee shall

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be eligible for grants or allocations to acquire equity securities of the
Company under the Plan or any other discretionary plan of the Company or its affiliates for a period of one year before membership on the Committee and during such membership (or for such other period as may be required from time to time by Rule 16b-3 of the Securities Exchange Act of 1934, as amended). Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

     Subject to the provisions of the Plan, the Committee shall have authority
(i) to construe and interpret the Plan, (ii) to define the terms used herein,
(iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which options shall be granted, whether such options will be incentive stock options or non-qualified stock options, whether to include a stock appreciation right with an option and the terms of such rights, the number of shares to be subject to each option, the option price, the number of installments, if any, in which each option may be exercised, and the duration of each option, (v) to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and their legal representatives and beneficiaries.

3.   Shares Subject to the Plan.
     --------------------------

     Subject to adjustment as provided in paragraph 16 hereof, the shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock, and the aggregate amount of such stock which may be issued upon exercise of all options under the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) of such shares. If any option granted under the Plan shall expire or terminate for any

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reason (other than surrender at the time of exercise of a related stock appreciation right provided for in paragraph 8 hereof), without having been exercised in full, the unpurchased shares subject thereto shall again be available for options to be granted under the Plan.

     Any shares of the Company's Common Stock that are used (whether actually or constructively) by an option holder as full or partial payment to the Company of the purchase price of the shares of Common Stock being acquired through the exercise of an option granted under the Plan shall be added to the aggregate number of shares of Common Stock available for issuance under the Plan.

4.   Eligibility and Participation.
     -----------------------------

     All executive and other key employees of the Company or of any subsidiary corporation (as defined in Section 425(f) of the Code) and directors of the Company who are regular employees of the Company, shall be eligible for selection to participate in the Plan. Other non-employees (excluding Committee members for the periods specified in paragraph 2 hereof and other directors who are not regular employees of the Company), may participate in the Plan with respect to non-qualified stock options, but only selected executive and other key employees of the Company or a subsidiary may receive incentive stock options under the Plan. An individual who has been granted an option, may if such individual is otherwise eligible, be granted an additional option or options if the Committee shall so determine, subject to the other provisions of the Plan. No incentive stock option may be granted to any person who, at the time the incentive stock option is granted, owns shares of the Company's outstanding Common Stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (and of its affiliates if applicable), unless the exercise price of such option is at least 110 percent (110%) of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date

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such option is granted.

     The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options (whenever granted and including the substitute options) are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) shall not exceed $100,000.

     All options granted under the Plan shall be granted within ten years from February 15, 1990.

5.   Duration of Options.
     -------------------

     Each option and all rights associated therewith, shall expire on such date as the Committee may determine, and shall be subject to earlier termination as provided herein; provided, however, that in the case of incentive stock options, each incentive stock option and all rights associated therewith shall expire in any event within ten (10) years of the date on which such incentive stock option is granted.

6.   Purchase Price.
     --------------

     The purchase price of the stock covered by each option shall be determined by the Committee, but in the case of incentive stock options, shall not be less than one hundred percent (100%) of the fair market value of such stock on the date the incentive stock option is granted. The purchase price of the shares upon exercise of an option shall be paid in full at the time of exercise (i) in cash or by check payable to the order of the Company, (ii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the option holder, or (iii) if authorized by the Committee or if specified in the option being exercised, by a promissory note made by option holder in favor of the Company, upon the terms and conditions determined by the Committee and secured by the shares issuable upon exercise complying with applicable law (including,

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without limitation, state corporate and federal margin requirements), or any combination thereof. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value determined (in accordance with paragraph 9 hereof) as of the close of business on the date of exercise (or if such date is not a business day, as of the close of the business day immediately preceding such date).

7.   Exercise of Option/Grant of Restorative Stock Option
     ----------------------------------------------------

     Each option granted under this Plan shall be exercisable in such installments during the period prior to its expiration date as the Committee shall determine, but in no event shall any option be exercisable for at least six months after grant except in the case of the death or disability of the option holder; provided that, unless otherwise determined by the Committee, if the option holder shall not in any given installment period purchase all of the shares which the option holder is entitled to purchase in such installment period, then the option holder's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the option holder's option. No option may be exercised for a fraction of a share and no partial exercise of any option may be for less than fifty (50) shares.

     Upon the exercise of an option by an option holder by delivering (whether actually or constructively) previously-acquired shares of Common Stock of the Company in full or partial payment for the shares received upon such exercise (as provided in Section 6), the Committee shall grant the option holder a "restorative stock option" to purchase additional shares of Common Stock of the Company. A restorative stock option shall also be granted to an option holder who delivers previously-acquired shares or has shares withheld from an exercise to the extent permitted in paragraph 10 in connection with the income tax withholding liability arising from such exercise. The number of shares of Common Stock subject to a restorative stock option shall be equal to the

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number of shares delivered in payment of the purchase price and/or the number of shares delivered or withheld in connection with the related tax withholding obligation. The purchase price of the restorative stock option shall not be less than one hundred percent (100%) of the fair market value of such Common Stock on the date other restorative stock option is granted. All other terms of restorative stock options granted hereunder, including, but not limited to, vesting and expiration, shall be identical to the terms of the initial option upon which the restorative stock option is granted.

8.   Stock Appreciation Rights.
     -------------------------

     If deemed appropriate by the Committee, any stock option may be coupled with a stock appreciation right at the time of the grant of the option, or, the Committee may grant a stock appreciation right to any person at any time after granting an option to such person prior to the end of the term of such associated option. Such stock appreciation right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, provided that:

     (1) A stock appreciation right shall be exercisable to the extent, and only to the extent, the associated option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration date of the option);

     (2) A stock appreciation right shall entitle the option holder to surrender to the Company unexercised the option to which it is related, or any portion thereof, and to receive from the Company in exchange therefor that number of shares (rounded down to the nearest whole number) having an aggregate value equal to the excess of the fair market value of one share (determined as thereinafter provided) over the option price per share specified in such option multiplied by the number of shares subject to the option, or portion thereof, which is so surrendered; and

     (3) The Committee may elect to settle, or the stock appreciation right may

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permit the optionee to elect to receive (subject to approval by the Committee), any part or all of the Company's obligation arising out of the exercise of a stock appreciation right by the payment of cash equal to the aggregate fair market value of that part or all of the shares it would otherwise be obligated to deliver, provided that in no event shall cash be payable to an officer or director of the Company upon exercise of a stock appreciation right (i) if the stock appreciation right was exercised during the first six months of its term; and (ii) unless the stock appreciation right was exercised during a period of ten business days beginning with the third business day after the release to the public of a quarterly or annual summary statement of the Company's sales and earnings; or (iii) unless the transaction is otherwise exempt from the operation of Section 16(b) of the Securities Exchange Act of 1934.

9.   Fair Market Value of Common Stock.
     ---------------------------------

     The fair market value of a share of Common Stock of the Company shall be determined for purposes of the Plan by reference to the closing price on the New York Stock Exchange (or other principal stock exchange on which such shares are then listed) or, if such shares are not then listed on such exchange (or other principal stock exchange), by reference to the closing price (if a National Market Issue) or the mean between the bid and asked price (if other over-the-counter issue) of a share as supplied by the National Association of Securities Dealers through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the date on which the option or stock
    -----------------------
appreciation right is granted or exercised, or if such date is not a business day, for the business day immediately preceding such date (or, if for any reason no such price is available, in such other manner as the Committee may deem appropriate to reflect the then fair market value thereof).

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10.  Withholding Tax.
     ---------------

     Upon (i) the disposition by an employee or other person of shares of Common Stock acquired pursuant to the exercise of an incentive stock option granted pursuant to the Plan within two years of the granting of the incentive stock option or within one year after exercise of the incentive stock option,
(ii) the exercise of "non-incentive" or "non-qualified" options, or (iii) the exercise of a stock appreciation right, the Company shall have the right to (a) require such employee or such other person to pay the Company the amount of any taxes which the Company may be required to withhold with respect to such shares or (b) deduct from all amounts paid in cash with respect to the exercise of a stock appreciation right the amount of any taxes which the Company may be required to withhold with respect to such cash amounts.

     Subject to the limitation set forth in the next sentence, any holder of an option or stock appreciation right hereunder may elect to satisfy all or any portion of the tax withholding obligations arising from the exercise of such option or stock appreciation right either by delivering previously-acquired shares of Common Stock of the Company or by having the Company withhold shares that would otherwise be issued pursuant to such exercise. With respect to exercises of options and stock appreciation rights granted on or after May 5, 1999, no holder thereof shall have the right to deliver previously-acquired shares of Common Stock or to have shares of Common Stock withheld in excess of the minimum number required to satisfy applicable tax withholding requirements based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

11.  Nontransferability.
     ------------------

     An option (and any accompanying stock appreciation right) granted under the Plan shall, by its terms, be non-transferable by the option holder, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall

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be exercisable during option holder's lifetime only by the option holder, regardless of any community property interest therein of the spouse of the option holder, or such spouse's successors in interest. If the spouse of the option holder shall have acquired a community property interest in such option (or accompanying stock appreciation right), the option holder, or the option holder's permitted successors in interest, may exercise the option (or accompanying stock appreciation right) on behalf of the spouse of the option holder or such spouse's successors in interest.

12.  Holding of Stock After Exercise of Option.
     -----------------------------------------

     At the discretion of the Committee, any option may provide that the option holder, by accepting such option, represents and agrees, for the option holder and the option holder's permitted transferees (by will or the laws of descent and distribution), that none of the shares purchased upon exercise of the option or any accompanying stock appreciation right will be acquired with a view to any sale, transfer or distribution of said shares in violation of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any applicable state "blue sky" laws, and the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act of 1933 or state blue sky law by such person.

13.  Termination of Employment.
     -------------------------

     If a holder of an incentive stock option ceases to be employed by the Company or one of its subsidiaries for any reason other than the option holder's death or permanent disability (within the meaning of Section 105(d) (4) of the Code), the option holder's incentive stock option (and any accompanying stock appreciation right) shall be exercisable for a period of three (3) months after the date option holder ceases to be an

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employee of the Company or such subsidiary (unless by its terms it sooner expires ) to the extent exercisable on the date of such cessation of employment and shall thereafter expire and be void and of no further force or effect. A leave of absence approved in writing by the Committee shall not be deemed a termination of employment for the purposes of this paragraph 13, but no option may be exercised during any such leave of absence, except during the first three
(3) months thereof. Termination of employment or other relationship with the Company by the holder of a non-qualified stock option will have the effect specified in the individual option agreement, as determined by the Committee.

14.  Death or Permanent Disability of Option Holder.
     ----------------------------------------------

     If the holder of an incentive stock option dies or becomes permanently disabled while option holder is employed by the Company or one of its subsidiaries, option holder's option (and any accompanying stock appreciation right) shall expire one (1) year after the date of such death or permanent disability unless by its terms it sooner expires. During such period after death, such option (and any accompanying stock appreciation right) may, to the extent that it remained unexercised (but exercisable by the option holder according to such option's terms) on the date of such death, be exercised by the person or persons to whom the option holder's rights under the option shall pass by option holder's will or by the laws of descent and distribution. The death or disability of a holder of a non-qualified stock option will have the effect specified in the individual option agreement as determined by the Committee.

15.  Privileges of Stock Ownership.
     -----------------------------

     No person entitled to exercise any option or stock appreciation right granted under the Plan shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon exercise of such option or stock

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appreciation right until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon the exercise of any option or accompanying stock appreciation rights unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933 (whether by registration or satisfaction of exemption conditions), all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

16.  Adjustments.
     -----------

     If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding stock of the Company to another corporation, the Plan shall terminate, and all options and stock

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appreciation rights theretofore granted hereunder shall terminate; provided, however, that notwithstanding the foregoing, the Board of Directors shall provide in writing in connection with such transaction for any or all of the following alternatives (separately or in combinations): (i) for the options and any accompanying stock appreciation rights theretofore granted more than six months before such transaction to become immediately exercisable notwithstanding the provisions of paragraph 7 hereof, except the last sentence thereof; (ii) for the assumption by the successor corporation of the options and stock appreciation rights theretofore granted or the substitution by such corporation for such options and rights of new options and rights covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the options and any accompanying stock appreciation rights theretofore granted shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of such options and rights.

     Adjustments under this paragraph 16 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

     At the discretion of the Committee, any option may contain provisions to the effect that upon the happening of certain events, including a change in control (as defined by the Committee in the option) of the Company, any outstanding options and accompanying stock appreciation rights not theretofore exercisable shall immediately become exercisable in their entirety, notwithstanding any of the other provisions of the option.

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17.  Amendment and Termination of Plan.
     ---------------------------------

     The Committee may at any time suspend or terminate the Plan. The Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate shareholder approval of such amendment or revision is obtained, increase the maximum number of shares in the aggregate which may be sold pursuant to options granted under the Plan, except as permitted under the provisions of paragraph 16, or change the minimum purchase price of incentive stock options set forth in paragraph 6, or increase the maximum term of incentive stock options provided for in paragraph 5, or permit the granting of options or stock appreciation rights to anyone other than as provided in paragraph 4.

     Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall, without specific action of the Committee and the consent of the option holder, in any way modify, amend, alter or impair any rights or obligations under any option or accompanying stock appreciation right theretofore granted under the Plan.

18.  Effective Date of Plan.
     ----------------------

     Effectiveness of the Plan is subject to approval by the holders of the outstanding voting stock of the Company as hereinafter provided within twelve months from the date the Plan is adopted by the Board of Directors. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by (i) the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present or (ii) the written consent of the holders of a majority of the outstanding voting shares of the Company. Any options granted under the Plan prior to obtaining such shareholder approval shall be granted under the conditions that the options so granted: (1) shall not be exercisable prior to such approval, and (2) shall become null and void if such shareholder approval is not obtained.

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